Exhibit 32.1

CERTIFICATION
PERSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
OF 2002 (18 U.S.C. 1350)

I, Klaus Moeller, Chief Executive Officer of Pacific Entertainment Corporation, (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

1.
the Quarterly Report on Form 10-Q, of the Company for the fiscal quarter ended June 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2011	/s/ Klaus Moeller
Klaus Moeller, Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Pacific Entertainment Corporation and will be retained by Pacific Entertainment Corporation and furnished to the Securities and Exchange Commission or its staff upon request.